                                                                Exhibit 99.1

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                  Three-Months Ended June 30, 2005
                                                       (in Millions and USD)

                                                                                                                        CONSOLIDATED
                                                   ENTITY 1   ENTITY 2   ENTITY 3   ENTITY 4   ENTITY 5    ELIMINATIONS     SESA
                                                -----------------------------------------------------------------------------------

Net sales                                           $109         $5        $12        $ 5        $ -           $(1)         $130
Cost of goods sold                                    88          3          9          5          -            (1)          104
                                                -----------------------------------------------------------------------------------
  Gross Profit                                        21          2          3          -          -             -            26

MAT expense                                           11          1          -          1          -             -            13
                                                -----------------------------------------------------------------------------------
  Operating Income (Loss)                             10          1          3         (1)         -             -            13

Interest income                                        1          -          -          -          1             -             2
Other income                                           -          -          -          1          1             -             2
Reorganization items                                  (2)         -          -          -          -             -            (2)
                                                -----------------------------------------------------------------------------------
  EBIT                                                 9          1          3          -          2             -            15

Interest expense                                       6          -          -          -          -             -             6
                                                -----------------------------------------------------------------------------------
  Income Before Taxes                                  3          1          3          -          2             -             9

Income tax expense                                     1          -          1          -          -             -             2
                                                -----------------------------------------------------------------------------------
  Net Income                                        $  2         $1        $ 2        $ -        $ 2           $ -          $  7
                                                ===================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                   Six-Months Ended June 30, 2005
                                                       (in Millions and USD)

                                                                                                                        CONSOLIDATED
                                                   ENTITY 1   ENTITY 2   ENTITY 3   ENTITY 4   ENTITY 5    ELIMINATIONS     SESA
                                                -----------------------------------------------------------------------------------

Net sales                                           $222         $8        $23        $13        $-            $(1)         $265
Cost of goods sold                                   178          5         17         11         -             (1)          210
                                                ---------------------------------------------------------------------------------
  Gross Profit                                        44          3          6          2         -              -            55

MAT expense                                           20          2          2          2         -              -            26
                                                ---------------------------------------------------------------------------------
  Operating Income                                    24          1          4          -         -              -            29

Interest income                                        1          -          -          -         2              -             3
Other income                                           1          -          -          1         2              -             4
Reorganization items                                  (2)         -          -          -         -              -            (2)
                                                ---------------------------------------------------------------------------------
  EBIT                                                24          1          4          1         4              -            34

Interest expense                                      12          -          -          -         -              -            12
                                                --------------------------------------------------------------------------------
  Income Before Taxes                                 12          1          4          1         4              -            22

Income tax expense                                     5          -          1          -         -              -             6
                                                ---------------------------------------------------------------------------------
  Net Income                                        $  7         $1        $ 3        $ 1        $4            $ -          $ 16
                                                =================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                  Three-Months Ended June 30, 2004
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                                          Entity 1     Entity 2    Entity 3     Entity 4      Entity 5   Eliminations      SESA
                                       --------------------------------------------------------------------------------------------
 Net sales                                  $ 95         $ 4         $ 9          $ 8           $ -         $ -           $ 116
 Cost of goods sold                           76           2           6            7             -           -              91
                                       --------------------------------------------------------------------------------------------
     Gross Profit                             19           2           3            1             -           -              25

 MAT expense                                   9           1           1            1             -           -              12
                                       --------------------------------------------------------------------------------------------
     Operating Income                         10           1           2            -             -           -              13

 Interest income                               -           -           -            -             1           -               1
 Other income                                 (1)          -           -            -             -           -              (1)
                                       --------------------------------------------------------------------------------------------
     EBIT                                      9           1           2            -             1           -              13

 Interest expense                              7           -           -            -             -           -               7
                                       --------------------------------------------------------------------------------------------
     Income Before Taxes                       2           1           2            -             1           -               6

 Income tax expense                            1           -           -            -             -           -               1
                                       --------------------------------------------------------------------------------------------
     Net Income                             $  1         $ 1         $ 2          $ -           $ 1         $ -           $   5
                                       ============================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                   Six-Months Ended June 30, 2004
                                                       (in Millions and USD)

                                                                                                                      Consolidated
                                         Entity 1     Entity 2    Entity 3     Entity 4      Entity 5   Eliminations      SESA
                                       --------------------------------------------------------------------------------------------
 Net sales                                $ 194         $ 7        $ 12         $ 15          $ -         $ -           $ 228
 Cost of goods sold                         156           4           9           12            -           -             181
                                       --------------------------------------------------------------------------------------------
     Gross Profit                            38           3           3            3            -           -              47

 MAT expense                                 18           2           2            2            -           -              24
 Amortization expense                         -           -           -            1            -           -               1
                                       --------------------------------------------------------------------------------------------
     Operating Income                        20           1           1            -            -           -              22

 Interest income                              1           -           -            -            2           -               3
 Other income                                 -           -           -            1            -           -               1
 Loss on debt modification                  (15)          -           -            -            -           -             (15)
                                       --------------------------------------------------------------------------------------------
     EBIT                                     6           1           1            1            2           -              11

 Interest expense                            16           -           -            -            -           -              16
                                       --------------------------------------------------------------------------------------------
     Income (Loss) Before Taxes             (10)          1           1            1            2           -              (5)

 Income tax benefit                          (3)          -           -            -            -           -              (3)
                                       --------------------------------------------------------------------------------------------
     Net Income (Loss)                     $ (7)        $ 1        $  1         $  1          $ 2         $ -            $ (2)
                                       ============================================================================================

                                                       SESA and Subsidiaries
                                                  Statement of Financial Position
                                                        As of June 30, 2005
                                                       (in Millions and USD)


                                                                                                                        CONSOLIDATED
                                                   ENTITY 1   ENTITY 2   ENTITY 3   ENTITY 4   ENTITY 5    ELIMINATIONS      SESA
                                                -----------------------------------------------------------------------------------

Current Assets:
Cash and cash equivalents                           $ 16         $-        $ 4        $ 1        $  1          $   -        $ 22
Trade and notes receivable, net                       70          3          3          4           -              -          80
Miscellaneous receivables                             16          -          1          1          10             (2)         26
Inventories                                           34          2          4          8           -              -          48
Prepaid expenses                                       1          -          -          -           -              -           1
Current deferred taxes                                 1          -          -          -           -              -           1
                                                -----------------------------------------------------------------------------------
  Total Current Assets                               138          5         12         14          11             (2)        178

Investment in affiliates                             267          -          -          -         136           (182)        221
Property, plant and equipment, net                    46          -         33          2           -              -          81
Intangible assets, net                                 -          4          6          1           -              -          11
Other assets                                          17          -          -          5           -              -          22
                                                -----------------------------------------------------------------------------------
  Total Assets                                      $468         $9        $51        $22        $147          $(184)       $513
                                                ===================================================================================

Current Liabilities:
Accounts payable                                    $ 15         $-        $ 1        $ 1        $  -          $   -        $ 17
Accrued liabilities                                   56          3          7          9           2             (3)         74
Short-Term Debt                                        -          -          -          7           6            (13)          -
                                                -----------------------------------------------------------------------------------
  Total Current Liabilities                           71          3          8         17           8            (16)         91

Long-term debt                                       252          -          -          -           -              -         252
Non-current deferred taxes                             1          -          2          -           -              -           3
Postretirement liabilities                             2          -          -          -           -              -           2
Other liabilities                                      -          -          1          -           -              -           1
                                                -----------------------------------------------------------------------------------
  Total Liabilities                                  326          3         11         17           8            (16)        349

Shareholders' Equity                                 142          6         40          5         139           (168)        164
                                                -----------------------------------------------------------------------------------
  Total Liabilities & Shareholders' Equity          $468         $9        $51        $22        $147          $(184)       $513
                                                ===================================================================================

                                                       SESA and Subsidiaries
                                                  Statement of Financial Position
                                                        As of June 30, 2004
                                                       (in Millions and USD)


                                                                                                                      Consolidated
                                         Entity 1     Entity 2    Entity 3     Entity 4      Entity 5   Eliminations      SESA
                                       --------------------------------------------------------------------------------------------
 Current Assets:
 Cash and cash equivalents                $   8        $ 1         $  2         $  1          $   1       $    -        $  13
 Trade and notes receivable, net             71          3            3            2              -            -           79
 Miscellaneous receivables                   27          -            -            2              6          (10)          25
 Inventories                                 33          1            5           12              -            -           51
 Prepaid expenses                             2          -            -            -              -            -            2
 Current deferred taxes                       3          -            -            -              -            -            3
                                       --------------------------------------------------------------------------------------------
     Total Current Assets                   144          5           10           17              7          (10)         173

 Investments in affiliates                  263          -            -            -            135         (177)         221
 Property, plant and equipment, net          47          -           31           14              -            -           92
 Intangible assets, net                       -          4           10           24              -            -           38
 Other assets                                21          -            -            4              1            -           26
                                       ---------------------------------------------------------------------------------------------
     Total Assets                         $ 475        $ 9         $ 51         $ 59          $ 143       $ (187)       $ 550
                                       =============================================================================================

 Current Liabilities:
 Accounts payable                         $  11        $ -         $  2         $  2          $   -       $    -        $  15
 Accrued liabilities                         73          3            4           13             11          (10)          94
 Short-term debt                              -          1            2            5              1           (9)           -
                                       --------------------------------------------------------------------------------------------
     Total Current Liabilities               84          4            8           20             12          (19)         109

 Long-term debt                             255          -            -            -              -            -          255
 Non-current deferred taxes                   -          -            2            3              -            -            5
 Postretirement liabilities                   3          -            -            -              -            -            3
 Other liabilities                            -          -            2            4              -            -            6
                                       ---------------------------------------------------------------------------------------------
     Total Liabilities                      342          4           12           27             12          (19)         378

 Shareholders' Equity                       133          5           39           32            131         (168)         172

                                       ---------------------------------------------------------------------------------------------
     Total Liabilities and
       Shareholders' Equity               $ 475        $ 9         $ 51         $ 59          $ 143       $ (187)       $ 550
                                       ============================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                  Three-Months Ended June 30, 2005
                                                       (in Millions and USD)
                                                                                                                      Consolidated
                                         Entity 1     Entity 2    Entity 3     Entity 4      Entity 5   Eliminations      SESA
                                       --------------------------------------------------------------------------------------------
 Operating Activities:
 Net income                               $  2         $  1        $  2         $   -         $   2       $   -         $   7
 Income and deferred taxes                   1            -           -             -             -           -             1
 Depreciation and amortization               2            -           2             -             -           -             4
 Restructuring expenses and other
  charges                                    -            -           1             -             -           -             1
 Accounts receivable                        (7)          (1)          -            (1)            -           -            (9)
 Inventories                                 3            -          (1)            -             -           -             2
 Accounts payable                            -            -          (1)            -             1           -             -
 Other assets and liabilities               (1)           -          (1)            1             -           -            (1)
                                       --------------------------------------------------------------------------------------------
 Cash Provided by Operations                 -            -           2             -             3           -             5

 Investing Activities:
 Property, plant and equipment
  purchases                                 (1)           -          (1)            -             -           -            (2)
                                       --------------------------------------------------------------------------------------------
 Cash Used in Investing Activities          (1)           -          (1)            -             -           -            (2)

 Financing Activities:
 Net intercompany transactions               4            -          (1)           (1)           (2)          -             -
                                       --------------------------------------------------------------------------------------------
 Cash Provided by (Used in) Financing
  Activities                                 4            -          (1)           (1)           (2)          -             -
                                       --------------------------------------------------------------------------------------------
 Increase (Decrease) in Cash and Cash
  Equivalents                                3            -           -            (1)            1           -             3

 Cash and Cash Equivalents:

 Beginning of period                        13            -           4             2             -           -            19
                                       --------------------------------------------------------------------------------------------
 End of period                            $ 16         $  -        $  4         $   1         $   1       $   -         $  22
                                       ============================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                   Six-Months Ended June 30, 2005
                                                       (in Millions and USD)
                                                                                                                      Consolidated
                                         Entity 1     Entity 2    Entity 3     Entity 4      Entity 5   Eliminations      SESA
                                       --------------------------------------------------------------------------------------------
 Operating Activities:
 Net income                               $  7         $  1        $  3         $  1          $  4        $  -          $ 16
 Income and deferred taxes                   5            -           -            -             -           -             5
 Depreciation and amortization               5            -           3            -             -           -             8
 Restructuring expenses and other
  charges                                    -            -           1            -             -           -             1
 Accounts receivable                         9           (2)         (1)           2             -           -             8
 Inventories                                 5            -           1            2             -           -             8
 Accounts payable                           (4)           -          (2)          (1)            -           -            (7)
 Other assets and liabilities              (21)           -          (1)          (3)            -           -           (25)
                                       --------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Operations                                 6           (1)          4            1             4           -            14

 Investing Activities:
 Property, plant and equipment
  purchases                                 (2)           -          (2)           -             -           -            (4)
                                       --------------------------------------------------------------------------------------------
 Cash Used in Investing Activities          (2)           -          (2)           -             -           -            (4)

 Financing Activities:
 Net intercompany transactions               4            1           -           (1)           (4)          -             -
                                       --------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                       4            1           -           (1)           (4)          -             -
                                       --------------------------------------------------------------------------------------------
 Increase in Cash and
  Cash Equivalents                           8            -           2            -             -           -            10

 Cash and Cash Equivalents:
 Beginning of period                         8            -           2            1             1           -            12
                                       --------------------------------------------------------------------------------------------
 End of period                            $ 16         $  -        $  4         $  1          $  1        $  -          $ 22
                                       ============================================================================================

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
                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                  Three-Months Ended June 30, 2004
                                                       (in Millions and USD)
                                                                                                                      Consolidated
                                         Entity 1     Entity 2    Entity 3     Entity 4      Entity 5   Eliminations      SESA
                                       --------------------------------------------------------------------------------------------
 Operating Activities:
 Net income                               $  1         $  1        $  2         $  -          $  1        $  -          $  5
 Income and deferred taxes                   1            -           -            -             -           -             1
 Depreciation and amortization               2            -           1            1             -           -             4
 Accounts Receivable                       (14)           -          (2)          (1)            -           -           (17)
 Inventories                                (2)           -           1            -             -           -            (1)
 Accounts Payable                            -            -          (1)           -             -           -            (1)
 Other assets and liabilities                6            -           1            -             -           -             7
                                       --------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Operations                                (6)           1           2            -             1           -            (2)

 Investing Activities:
 Property, plant and equipment
  purchases                                 (1)           -          (1)          (1)            -           -            (3)
                                       --------------------------------------------------------------------------------------------
 Cash Used in Investing Activities          (1)           -          (1)          (1)            -           -            (3)

 Financing Activities:
 Net intercompany transactions               1            -           -            1            (1)          -             1
                                       --------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                       1            -           -            1            (1)          -             1
                                       --------------------------------------------------------------------------------------------
 Increase (Decrease) in Cash and
  Cash Equivalents                          (6)           1           1            -             -           -            (4)

 Cash and Cash Equivalents:
 Beginning of period                        14            -           1            1             1           -            17
                                       --------------------------------------------------------------------------------------------
 End of period                            $  8         $  1        $  2         $  1          $  1        $  -          $ 13
                                       ============================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                   Six-Months Ended June 30, 2004
                                                       (in Millions and USD)
                                                                                                                      Consolidated
                                         Entity 1     Entity 2    Entity 3     Entity 4      Entity 5   Eliminations      SESA
                                       --------------------------------------------------------------------------------------------
 Operating Activities:
 Net income (loss)                        $ (7)        $  1        $  1         $  1          $  2        $  -          $ (2)
 Income and deferred taxes                  (3)           -           -            -             -           -            (3)
 Depreciation and amortization               5            -           2            1             -           -             8
 Restructuring expenses and other
  charges                                   15            -           -            -             -           -            15
 Accounts Receivable                        (2)          (2)          2            2             -           -             -
 Inventories                                 2            -          (1)          (5)            -           -            (4)
 Accounts Payable                           (1)           -           -            -            (2)          -            (3)
 Other assets and liabilities              (11)           -           -            1             1           -            (9)
                                       --------------------------------------------------------------------------------------------
 Cash Provided by (Used in) Operations      (2)          (1)          4            -             1           -             2

 Investing Activities:
 Property, plant and equipment
  purchases                                 (1)           -          (3)          (1)            -           -            (5)
                                       --------------------------------------------------------------------------------------------
 Cash Used in Investing Activities          (1)           -          (3)          (1)            -           -            (5)

 Financing Activities:
 Debt issuance costs                        (5)           -           -            -             -           -            (5)
 Net intercompany transactions               5            2           1            -            (1)          -             7
                                       --------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                       -            2           1            -            (1)          -             2
                                       --------------------------------------------------------------------------------------------
 Increase (Decrease) in Cash and
  Cash Equivalents                          (3)           1           2           (1)            -           -            (1)

 Cash and Cash Equivalents:                                                                                                -
 Beginning of period                        11            -           -            2             1           -            14
                                       --------------------------------------------------------------------------------------------
 End of period                            $  8         $  1        $  2         $  1          $  1        $  -          $ 13
                                       ============================================================================================